Warrant Liability	9 Months Ended
Sep. 30, 2019
Notes to Financial Statements
Warrant Liability

In conjunction with the issuance of the Senior Convertible Note with Firstfire Global Opportunities Fund, LLC (the “Note”) on March 1, 2019, the Company issued 1,000,000 warrants with an exercise price of $0.20 and a term of two years. The warrants are subject to down round and other anti-dilution protections. The warrant is tainted and classified as a liability as a result of the issuance of the Note since there is a possibility during the life of the warrant the Company would not have enough authorized shares available if the warrant is exercised. The Company’s warrant liability has been measured at fair value at March 1, 2019 and September 30, 2019 using the binomial model.

The inputs into the binomial models are as follows:

	March 1, 2019	June 30, 2019	September 30, 2019
Closing share price	$70.00	$69.00	$3.10
Exercise price	$0.20	$0.20	$0.20
Risk free rate	2.27%	2.00%	2.00%
Expected volatility	364%	376%	402%
Dividend yield	0%	0%	0%
Expected life	2.0 years	1.68 years	1.42 years

The fair value of the warrant liability is $68,798, which was recorded as initial derivative expense, and $2,919 at March 1, 2019 and September 30, 2019, respectively. The decrease in the fair value of the warrant liability of $65,879 is recorded as a gain in the unaudited condensed consolidated statements of operations for the nine months ended September 30, 2019.